                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 31, 2005
                           ---------------------------

                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)

        New York                   1-15286                11-2418067
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     (State or other             (Commission             (IRS Employer
     jurisdiction of            File Number)          Identification No.)
     incorporation)

                 388 Greenwich Street, New York, New York 10013
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               (Address of principal executive offices) (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                     Citigroup Global Markets Holdings Inc.
                           Current Report on Form 8-K

ITEM 8.01  OTHER EVENTS.

         On May 31, 2005, Citigroup Inc., the parent company of Citigroup Global Markets Holdings Inc., issued a press release announcing that Smith Barney Fund Management LLC and Citigroup Global Markets Inc. completed the settlement with the U.S. Securities and Exchange Commission disclosed by Citigroup Inc. in January 2005 resolving an investigation by the SEC into matters relating to arrangements between certain Smith Barney mutual funds, an affiliated transfer agent, and an unaffiliated sub-transfer agent.

         A copy of the above-referenced press release is being filed as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit Number
         --------------
         99.1            Press Release, dated May 31, 2005, issued by Citigroup
                         Inc.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2005                CITIGROUP GLOBAL MARKETS HOLDINGS INC.


                                   By:       /s/  John R. Dye
                                      --------------------------------------
                                   Name:  John R. Dye
                                   Title: Assistant Secretary
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                                  EXHIBIT INDEX

           Exhibit Number
           --------------
                     99.1    Press Release, dated May 31, 2005, issued by
                             Citigroup Inc.